UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022 (December 9, 2022)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

On December 9, 2022, Ryman Hospitality Properties (the “Company”) declared a cash dividend of $0.25 per common share, to be paid on January 17, 2023 to stockholders of record as of the close of business on December 30, 2022. The Company’s interim dividend policy provides that the Company will make minimum dividends of 100% of REIT taxable income annually, subject to the board of directors’ future determinations as to the amount of any distributions and the timing thereof. Also on December 9, 2022, one of the Company’s subsidiaries, RHP Hotel Properties, LP (“Hotel Properties”), declared that holders of partnership units (“OP Units”) in Hotel Properties will receive a corresponding cash distribution of $0.25 per OP Unit to be paid on January 17, 2023 to holders of record as of the close of business on December 30, 2022.

The following disclosure is provided for purposes of compliance with rules of the Pension Benefit Guaranty Corporation (“PBGC”) relating to the Company’s frozen defined benefit pension plan, the Retirement Plan for Employees of Ryman Hospitality Properties, Inc. (EIN/PN 73-0664379/001) (the “Plan”). This is the second dividend declared by the Company during this fiscal year and the second distribution declared by Hotel Properties during this fiscal year. Under PBGC regulations governing events that must be reported by sponsors and plan administrators of defined benefit pension plans, the declaration of this dividend by the Company and the declaration of the OP Unit distribution by Hotel Properties is each considered to be an “extraordinary dividend” reportable event for the Plan. 29 CFR § 4043.31(a)(1). However, no reportable event notices need to be filed with PBGC for either of these reportable events because, pursuant to 29 CFR § 4043.31(c)(6), reporting is waived due to the inclusion of the foregoing information in this Form 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: December 9, 2022	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary